SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant       [X]

Filed by a Party other than the Registrant        [  ]


Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting  Material  Pursuant to Section  240.14a-11(c)  or
    Section 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)


                    RIO HOTEL & CASINO, INC.
        (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125  per  Exchange  Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500  per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).

[ ] Fee  computed  on table below per Exchange  Act  Rules  14a-
    6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:  ______________________________________________________
________________________________________________________________

     (2)  Aggregate  number of  securities to  which transaction applies:  ______________________________________________________
________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________________________________
_________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction: ______
_________________________________________________________________

     (5)  Total fee paid: _______________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount Previously Paid: _____________________________

     (2)    Form, Schedule or Registration Statement No.: _______
     ____________________________________________________________

     (3)    Filing Party: _______________________________________

     (4)    Date Filed: _________________________________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          MAY 23, 1996



To the Stockholders of Rio Hotel & Casino, Inc.:

          The annual meeting of the stockholders of Rio Hotel & Casino, Inc. (the "Company") will be held at the Grand Sugarloaf Room, Rio Suite Hotel & Casino, 3700 West Flamingo Road, Las Vegas, Nevada 89103, on Thursday, May 23, 1996 at 10:00 a.m. local time, for the following purposes:

        (1)     to elect Anthony A. Marnell II, James A. Barrett,
                Jr., John A. Stuart, Thomas Y. Hartley  and Peter
                M. Thomas as directors of the Company;

        (2)     to  approve  and ratify  an amendment to the 1991
                Directors' Stock Option Plan; and

        (3) to transact such other business as may properly come before the meeting.

          Only stockholders of record at the close of business on April 4, 1996 are entitled to notice of and to vote at the annual meeting. The stock transfer books will not be closed.

          Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

          A copy of the 1995 Annual Report to Stockholders, including financial statements for the twelve months ended
December 31, 1995, is enclosed.

                              By order of the Board of Directors,


                              /s/ Susan L. Johnson
                              Susan L. Johnson
                              Secretary



Dated:  April 5, 1996

                    RIO HOTEL & CASINO, INC.
                         PROXY STATEMENT

                         TABLE OF CONTENTS

                                                              Page

VOTING SECURITIES                                               1

ELECTION OF DIRECTORS                                           4

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE
OFFICERS                                                        4
 COMPENSATION OF NON-EMPLOYEE DIRECTORS                         5
 RIO HOTEL & CASINO, INC. 1991 DIRECTORS' STOCK OPTION PLAN     6
 BOARD OF DIRECTORS MEETINGS                                    6
 COMMITTEES OF THE BOARD OF DIRECTORS                           6
 COMPENSATION OF EXECUTIVE OFFICERS                             8
 COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT
   ON EXECUTIVE COMPENSATION                                   10
 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
   ACT OF 1934                                                 11
 STOCK PERFORMANCE CHART                                       12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                 13
 GENERAL                                                       13
 CONSULTING, CONSTRUCTION, AND ARCHITECTURAL SERVICES TO
   AND BY AFFILIATES                                           13
 SERVICES PROVIDED BY RELATED PARTIES                          13
 CERTAIN REAL ESTATE TRANSACTIONS WITH MARNELL CORRAO          14
 INDEMNIFICATION OF DIRECTORS AND OFFICERS                     15

RATIFICATION OF AMENDMENT TO RIO HOTEL & CASINO, INC.
 1991 DIRECTORS' STOCK OPTION PLAN                             15

INTEREST IN CERTAIN MATTERS TO BE ACTED UPON                   16

INDEPENDENT PUBLIC ACCOUNTANTS                                 16

VOTING PROCEDURES                                              16

1997 ANNUAL MEETING OF STOCKHOLDERS                            16

OTHER BUSINESS                                                 16


                    RIO HOTEL & CASINO, INC.
                     3700 WEST FLAMINGO ROAD
                        LAS VEGAS, NEVADA
                              89103
                   ___________________________

                         PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Rio Hotel & Casino, Inc. (the "Company") in connection with the annual meeting of the Company to be held at the Grand Sugarloaf Room, Rio Suite Hotel & Casino, 3700 West Flamingo Road, Las Vegas, Nevada on Thursday, May 23, 1996 at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 5, 1996. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the
Company, addressed to Susan L. Johnson, Secretary, at the Company's principal address before the annual meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the annual meeting prior to the commencement of the annual meeting, or by voting in person by ballot at the annual meeting after notifying the inspectors of election of the stockholder's intention to do so prior to the commencement of the annual meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

     None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

     The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage houses, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.

                        VOTING SECURITIES

     The close of business on April 4, 1996 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The Company's Articles of Incorporation grant to the Board of
Directors the discretion to issue Class II Preferred Stock, in series, with various rights, preferences and privileges, including, among others, voting rights. However, none of the Class II Preferred Stock is presently outstanding. The 8% Cumulative Convertible Preferred Stock, which is authorized by the Company's Articles of Incorporation but not presently outstanding, does not possess general voting rights.

     The number of outstanding shares of Common Stock at the close of business on February 29, 1996 was 21,178,746. The number of shares outstanding may change between such date and April 4, 1996 if any currently exercisable options to purchase the Company's Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance or repurchase of any shares. The stockholders do not possess the right to cumulate their votes for the election of directors.

     The following is a list of the beneficial stock ownership as of February 29, 1996, of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock of the Company,
(2) all directors, (3) all executive officers named in the Summary Compensation Table (see page 8) and (4) all officers and directors as a group at the close of business on February 29, 1996, according to record-ownership listings as of that date, according to the Securities and Exchange Commission Forms 3 and 4 and Schedules 13D and 13G, of which the Company has received copies, and according to verifications as of February 29, 1996, which the Company solicited and received from each officer and director:


 Title                                            Amount and        Percent
  of               Beneficial Owner               Nature of            of
 Class                                            Beneficial         Class
                                                  Ownership          <F2>
                                                  <F1>,<F2>

Common      Anthony A. Marnell II               5,263,570<F3>      24.5%
            4495 S. Polaris Avenue
            Las Vegas, Nevada  89103

Common      James A. Barrett, Jr.               1,973,233<F4>       9.3%
            3700 West Flamingo Road
            Las Vegas, Nevada  89103

Common      Lud J. Corrao                       1,287,728<F5>       6.1%
            P.O. Box 12907
            Reno, Nevada 89510

Common      Dean P. Petersen                    1,091,410<F6>       5.2%
            2900 Las Vegas Blvd. South
            Las Vegas, Nevada 89109

Common      John A. Stuart                         34,000<F7>         *

Common      Thomas Y. Hartley                      26,000<F8>         *

Common      Peter M. Thomas                        26,000<F9>         *

Common      Susan L. Johnson                        3,000<F10>        *

Common      Roger M. Szepelak                      22,050<F11>        *

Common      Putnam Investments, Inc.            2,354,525<F12>     11.1%
            One Post Office Square
            Boston, Massachusetts 02109

Common      The Capital Group Companies, Inc.   1,382,700<F13>      6.5%
            333 South Hope Street
            Los Angeles, California 90071

Common      All executive officers and          5,519,608<F14>     25.5%
            directors as a group (7 persons)

*Less than one percent.
<F1>Unless otherwise noted, the persons identified in this  table have sole voting and sole investment power with regard to the shares beneficially owned by them.
<F2>Includes shares issuable upon exercise of  options which  are exercisable within 60 days of the stated date.
<F3>Includes options  to  purchase  310,000  shares  issuable  to
Mr. Marnell under the Company's Non-Statutory Stock Option Plan (the "NSOP") which are not listed below. Mr. Marnell beneficially owns the following shares in the manner described:

                                2

                                                    Common Stock

Anthony A. Marnell II, IRA                                15,500
A.  A.  Marnell II Family Revocable  Living  Trust        73,667
(the "Marnell Trust")(a)
Certain  trusts  established for  the  benefit  of       900,000
Mr. Marnell's family (the "Family Trusts")(a)
Marnell    Corrao   Associates,   Inc.   ("Marnell        98,800
Corrao")(b)
Austi International, Inc. ("Austi") (formerly 2,035,051 known as Marnell Corrao, Inc.)(c)
MarCor Limited Partnership ("MCLP") (a successor 1,828,245 in interest to MarCor Partnership)(d)
Shares held by Mr. Marnell's spouse and children           2,307
Total Shares                                           4,953,570

     (a) Mr. Marnell holds sole voting and investment power over the shares held by the Marnell Trust and the Family Trusts.
     (b) Mr. Marnell owns 70% of Marnell Corrao through the Family
         Trusts.
     (c) Mr. Marnell owns 100% of Austi through the Marnell Trust.
     (d) Mr. Marnell owns 84.56% of MCLP, a limited partnership. James A. Barrett, Jr. controls the remaining 15.44% of MCLP including, through a family corporation, the 4.25% general partner interest.

<F4>Includes  options to  purchase  122,000  shares  issuable  to
Mr. Barrett under the NSOP. Of the shares currently held by Mr. Barrett, 2,000 shares are held in his individual retirement account; 6,538 shares are held in certain of his spouse's and children's accounts; 14,400 shares are held by the Barrett Family Revocable Living Trust through a family corporation and 50 shares are held directly by the trust; and 1,828,245 shares are held by MCLP. Mr. Barrett's ownership in MCLP is 15.44%; however, all of the shares of the Company's Common Stock held by MCLP are being reported herein as beneficially owned by Mr. Barrett as a result of his family corporation's position as sole general partner of MCLP. Control of MCLP remains with Mr. Marnell as a result of Mr. Marnell's ability to remove the general partner. Not included are 3,000 shares held in certain trusts for which Mr. Barrett is sole trustee.
<F5>Of the shares currently held by Mr. Corrao, 25,000  are  held directly  and  1,262,728 are held through the Lud  Corrao  Family
Trust.
<F6>Mr. Petersen's shares are held of record by The Dean and Mary
Petersen Living Trust of 1975.
<F7>Includes   options  to  purchase  23,000  shares issuable  to
Mr. Stuart under the Company's 1991 Directors' Stock Option Plan (the "Directors' Plan").
<F8>Includes  options to  purchase  23,000  shares   issuable  to
Mr. Hartley under the Directors' Plan. The shares currently held by Mr. Hartley are held in an individual retirement account.
<F9>Includes 1,000 shares held in a managed investment account in which Mr. Thomas shares voting and investment power. Includes 20,000 shares issuable to Mr. Thomas under the Directors' Plan.
<F10>Includes  options to purchase 3,000 shares issuable  to  Ms.
Johnson under the NSOP.
<F11>Includes  options  to  purchase 15,400  shares  issuable  to
Mr. Szepelak under the NSOP. Of the shares currently held by Mr. Szepelak, 100 shares are held in his individual retirement account.
<F12>Putnam   Investments,  Inc.  reported  on  an  amendment  to
Schedule 13G, dated January 15, 1996, that it has shared voting power with respect to 141,000 of such shares and shared dispositive power with respect to all of such shares.
<F13>The Capital Group Companies, Inc. reported on  Schedule 13G, dated February 9, 1996, that it had sole dispositive power with respect to 1,382,700 shares, through an operating subsidiary, Capital Research and Management Company. Sole voting power with respect to the same 1,382,700 shares is held by SMALLCAP World Fund, Inc. which is advised by Capital Research and Management Company.
<F14>Includes  options to  purchase 450,400 shares under the NSOP and options to purchase 66,000 shares under the Directors' Plan.

                      ELECTION OF DIRECTORS

     The Board of Directors presently consists of five persons. The Bylaws of the Company provide for a Board of Directors consisting of one to ten persons who are elected until the next annual meeting of stockholders. Directors are to serve until their successors are elected and have qualified.

     If the enclosed proxy is duly executed and received in time for the annual meeting of stockholders and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Anthony A. Marnell II, James A. Barrett, Jr., John A. Stuart, Thomas Y. Hartley and Peter M. Thomas for terms of office expiring at the next annual meeting of stockholders. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve. Any vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve only until the next annual meeting of stockholders.

     The Company, through a wholly owned subsidiary, Rio Properties, Inc. ("Rio Properties"), owns and operates the Rio Suite Hotel & Casino (the "Rio") in Las Vegas, Nevada. The Company and each director who has been required by the Nevada State Gaming Control Board and the Nevada Gaming Commission
(collectively the "Nevada Gaming Authorities") to be "found suitable," and each controlling person have been "found suitable" by the Nevada Gaming Authorities. Future new members of the Board of Directors, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board of Directors and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  IN  FAVOR  OF THE
ELECTION OF MESSRS. MARNELL, BARRETT, STUART, HARTLEY  AND THOMAS
TO THE BOARD OF DIRECTORS

                INFORMATION CONCERNING THE BOARD
               OF DIRECTORS AND EXECUTIVE OFFICERS

     The following information is furnished with respect to each member of the Board of Directors and the Company's executive officers who are not directors. There are no family relationships between or among any directors or executive officers of the Company.

DIRECTORS

     ANTHONY A. MARNELL II, age 47, has been Chairman of the Board of the Company and its subsidiaries since 1986, and Chief Executive Officer since 1990. He has been controlling stockholder of Austi and Marnell Corrao, a leading hotel-casino general contractor, and President and controlling stockholder of Anthony A. Marnell II, Chtd. ("Marnell Chartered"), an architectural firm, for more than five years, each of which is based in Las Vegas, Nevada. Mr. Marnell is a licensed architect.

     JAMES A. BARRETT, JR., age 44, has been President and a director of the Company since July 1986, Chief Operating Officer of the Company since October 1990 and President of Rio Properties since February 1992. Since August 1986, Mr. Barrett has been Treasurer, and since August 1989, a director of Austi. Mr. Barrett has been a certified public accountant since 1975.

     JOHN A. STUART, age 44, has been a member of the Board of Directors of the Company since 1989. Since February 1991, he has been President of John Stuart & Company, Inc., a Las-Vegas based firm specializing in employee benefits, consulting and insurance brokerage. Prior thereto, he was the President of Insurance Services Corporation of Nevada, Inc., a full service insurance brokerage firm also located in Las Vegas.

     THOMAS Y. HARTLEY, age 62, has been a member of the Board of Directors since 1990. Since April 1991, Mr. Hartley has served as President and Chief Operating Officer of Colbert Golf Design and Development, a Las Vegas-based golf course design and development company. From September 1988 to April 1991, Mr. Hartley served as President and Chief Operating Officer of Jim Colbert Golf, Inc., a Las Vegas-based golf course development and management company. Prior to 1988, Mr. Hartley was area managing partner for the Las Vegas, Phoenix, Tucson, and Reno offices of Deloitte, Haskins & Sells, now known as Deloitte &
Touche, an international certified public accounting firm. Mr. Hartley has been a member of the Boards of Directors of Southwest Gas Corporation and its subsidiary Primerit Bank, both in Las Vegas, since March 1991, and of Sierra Health Services, Inc., Las Vegas, Nevada, since June 1992.

     PETER M. THOMAS, age 46, has been a member of the Board of Directors of the Company since 1995. Mr. Thomas served as President, Chief Operating Officer and a Director of Bank of America, Nevada from March 1992 until May 1995. Since May 1995 Mr. Thomas has been Managing Director of the Thomas and Mack Company, a family owned commercial real estate management and development company in Las Vegas, Nevada. From 1982 to 1992, Mr. Thomas was President, Chief Operating Officer and a Director of Valley Bank of Nevada, prior to its acquisition by BankAmerica Corporation in 1992. Mr. Thomas has been a director of Bank of America, Nevada since March 1992 and of Vegan Development Corporation, a subsidiary of Loews Corporation, since September 1995. Mr. Thomas received his law degree in 1975 and is currently a member of the Nevada, Utah and District of Columbia Bar Associations.

NON-DIRECTOR EXECUTIVE OFFICERS

     SUSAN L. JOHNSON, age 45, has been Secretary of the Company since December 1994, Vice President of the Company since September 1994 and General Counsel of the Company since July 1994. From 1986 to 1989, Ms. Johnson was Associate General Counsel of Harrah's Hotels & Casinos. From 1984 to 1986, Ms.
Johnson was Chief Deputy Attorney General for the State of Nevada. From 1980 to 1984, Ms. Johnson was a Deputy District Attorney for Clark County, Nevada. Ms. Johnson has been a licensed attorney in Nevada since 1979 and is currently a member of the Nevada Bar Association.

     ROGER M. SZEPELAK, age 31, has been Treasurer and Chief Financial Officer of the Company since September 1995 and Director of Finance of Rio Properties since December 1994. Mr. Szepelak joined the Company in 1988 and has since served in a variety of financial positions including Casino Controller and Corporate Controller. Prior to joining the Company, Mr. Szepelak held positions with the Ribeiro Corporation, a commercial real estate company in Las Vegas, Nevada, and Manufacturers National Bank in Detroit, Michigan.

     All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualified.
Executive officers serve at the pleasure of the Board of Directors.

Compensation of Non-Employee Directors

     Directors' fees were $3,000 per month for 1995 and are $3,000 per month for 1996, and are paid to directors who are not employees of the Company. Certain non-employee directors have been granted options to purchase Common Stock under the Directors' Plan.

Rio Hotel & Casino, Inc. 1991 Directors' Stock Option Plan

     The Directors' Plan authorizes in the aggregate options to purchase up to 200,000 shares of Common Stock to be granted to members of the Company's Board of Directors who are not employed as regular salaried officers or employees of the Company (i.e., non-employee directors). The purpose of the Directors' Plan is to encourage non-employee directors to take a long-term view of the affairs of the Company; to attract and retain non-employee directors; and to aid in rewarding non-employee directors for their services to the Company.

     The Directors' Plan is administered by a committee ("Directors' Plan Committee") of not less than two directors of the Company selected by, and serving at the pleasure of, the Board of Directors. Anthony A. Marnell II and James A. Barrett, Jr. currently serve on the Directors' Plan Committee. Messrs. Marnell and Barrett are not eligible to participate in the Directors' Plan due to their status as employees of the Company. The Directors' Plan Committee, unless permitted by holders of the majority of outstanding Common Stock, does not have any discretion to determine or vary any matters which are fixed under the terms of the Directors' Plan, including, without limitation, which individuals will receive option awards, the number of shares of the Company's Common Stock subject to each such option award, the exercise price of Common Stock covered by an option, or the means of payment which may be used in connection with the exercise of an option.

     Upon election to the Board of Directors by the stockholders, an eligible director receives an initial option grant to purchase 20,000 shares of Common Stock. Thereafter, on the first business day after January 1 of each year, each eligible director receives an annual option grant to purchase 1,000 shares of Common Stock. If ratified by the stockholders, the annual option grant will increase from 1,000 shares to 5,000 shares of Common Stock, effective January 1, 1996. See "Ratification of Amendment to Rio Hotel & Casino, Inc. 1991 Directors' Stock Option Plan."

     The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of grant. The options may not be exercised until six months and one day after the date of the grant. All options granted under the Directors' Plan are non-qualified options, the tax treatment of which is determined under Section 422 of the Internal Revenue Code of 1986, as amended.

     In 1995, options were granted for directors Hartley, Stuart and Thomas to purchase 1,000, 1,000 and 20,000 shares, respectively, of Common Stock. On January 2, 1996, options to purchase 5,000 shares were automatically granted to each of the same persons, 4,000 shares of which are subject to stockholder ratification of an amendment to the Directors' Plan, as described more fully herein. As of February 29, 1996, options representing 81,000 shares were currently outstanding, of which options representing 66,000 shares were exercisable. Options for the remaining 15,000 shares may not be exercised until July 2, 1996.

Board of Directors Meetings

     The Board of Directors generally meets monthly, and in the twelve months ended December 31, 1995, the Board of Directors held 12 meetings. All directors attended at least 75% of the meetings held.

Committees of the Board of Directors

     The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Directors' Plan Committee and the 1995 Long-Term Incentive Plan Committee, formerly known as the NSOP Committee (the "Incentive Plan Committee").

     The Audit Committee met eleven times during the twelve months ended December 31, 1995. The Audit Committee's function is to review reports of certified public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine scope of compliance with any deficiencies; to consider selection of independent public accountants; to review related party transactions; and to make periodic reports on such matters to the Board of Directors. The members of the Audit Committee are Thomas Y. Hartley and Peter M. Thomas. John A. Stuart, a member of the Audit Committee for most of 1995, resigned from the Audit Committee in December 1995.

     The Compensation Committee met nine times during the twelve months ended December 31, 1995. The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the salaries and bonuses of the Company's executive officers. The members of the Compensation Committee are Thomas Y. Hartley and Peter M. Thomas.

     The Directors' Plan Committee met four times during the twelve months ended December 31, 1995. The Directors' Plan Committee administers the Directors' Plan. The members of the Directors' Plan Committee are Anthony A. Marnell II and James A. Barrett, Jr.

     The Incentive Plan Committee met five times during the twelve months ended December 31, 1995. The Incentive Plan Committee is comprised of Thomas Y. Hartley and Peter M. Thomas, and its function is to administer the Company's 1995 Long-Term Incentive Plan (the "Incentive Plan") and the NSOP, including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards under both plans. The Incentive Plan Committee reports to the Company's Board of Directors regarding all decisions concerning awards granted to Incentive Plan and NSOP participants.

Compensation of Executive Officers

     The following tables set forth compensation received by Anthony A. Marnell II, the Company's Chief Executive Officer, and other executive officers or former executive officers of the Company whose total compensation for the year ended December 31, 1995, exceeded $100,000.


                   Summary Compensation Table

                              Annual Compensation

                                                     Other
                                                     Annual
Name and Principal      Year   Salary    Bonus    Compensation
Position                         ($)      ($)

Anthony A. Marnell II,   1995   464,522   112,500     -0-
Chairman of the          1994   388,465      -0-      -0-
Board and Chief          1993   200,000   150,000     -0-
Executive Officer


James A. Barrett, Jr.,   1995   256,845    62,500     -0-
President and            1994   197,692      -0-      -0-
Chief Operating          1993   160,000    40,000     -0-
Officer

Susan L. Johnson<F3>,    1995   136,849    36,250     -0-
Vice President,          1994    44,423     5,000     -0-
General Counsel          1993       -0-      -0-      -0-
and Secretary


Roger M. Szepelak<F4>,   1995    93,077    15,000     -0-
Treasurer and            1994    59,329     8,000     -0-
Chief Financial          1993    42,405     5,100     -0-
Officer


Harlan D. Braaten<F5>,   1995   150,644      -0-      -0-
Sr. Vice President,      1994   142,991    10,000     -0-
Treasurer and Chief      1993   128,235    30,000     -0-
Financial Officer


                                   Summary Compensation Table (continued)
                                           Long-Term Compensation

                                              Awards        Payouts

                                      Restricted
                                       Stock       Options/  LTIP      All Other
Name and Principal        Year        Award(s)       SARs   Payouts  Compensation
Position                                 ($)         (#)<F1>  ($)          ($)

Anthony A. Marnell II,   1995          -0-            -0-      -0-         -0-
Chairman of the Board    1994          -0-            -0-      -0-         -0-
and Chief Executive      1993          -0-        510,000      -0-         -0-
Officer


James A. Barrett, Jr.,   1995          -0-            -0-      -0-       2,310<F2>
President and Chief      1994          -0-            -0-      -0-         750<F2>
Operating Officer        1993          -0-         85,000      -0-       2,283<F2>


Susan L. Johnson<F3>,    1995          -0-          5,000      -0-       1,321<F2>
Vice President, General  1994          -0-         15,000      -0-         -0-
Counsel and Secretary    1993          -0-            -0-      -0-         -0-


Roger M. Szepelak<F4>,   1995          -0-          5,000      -0-       1,621<F2>
Treasurer and Chief      1994          -0-          3,000      -0-         890<F2>
Financial Officer        1993          -0-          5,000      -0-         528<F2>


Harlan D. Braaten<F5>,   1995          -0-            -0-      -0-       2,215<F2>
Sr. Vice President,      1994          -0-          4,000      -0-       2,165<F2>
Treasurer and Chief      1993          -0-         16,000      -0-       1,596<F2>
Financial Officer


<F1>These numbers  represent only options granted pursuant to the
NSOP; there are no stock appreciation rights.
<F2>These  amounts   represent   the  Company's  contribution  to
Mr. Barrett's, Ms. Johnson's, Mr. Szepelak's and Mr. Braaten's respective 401(k) plan account.
<F3>Ms.  Johnson  was  appointed  Secretary  of  the  Company  on
December 21, 1994.
<F4>Mr.  Szepelak  was  appointed  Treasurer  and Chief Financial
Officer of the Company on September 21, 1995.
<F5>Mr.  Braaten  resigned  from  his  position  as  Senior  Vice
President,  Treasurer and Chief Financial Officer on September 6,
1995.


                                  Options/SAR Grants in Last Fiscal Year
                                                                              Potential Realizable
                                         Individual Grants                      Value at Assumed
                                                                             Annual Rates of Stock
                                                                             Price Appreciation for
                                                                                  Option Term<F1>
                                     Percent of
                         Options/  Total Options/
                           SARs     SARs Granted   Exercise or                0%     5%       10%
                         Granted    to Employees   Base Price   Expiration
         Name              (#)<F2> in Fiscal Year    ($/Sh)        Date      ($)     ($)      ($)

Anthony A. Marnell II      -0-          -0-            -0-         N/A       -0-     -0-      -0-
James A. Barrett, Jr.      -0-          -0-            -0-         N/A       -0-     -0-      -0-
Susan L. Johnson          5,000         1.9           12.75      11/21/05    -0-   40,092   101,601
Roger M. Szepelak         5,000         1.9           12.75      11/21/05    -0-   40,092   101,601
Harlan D. Braaten          -0-          -0-            -0-         N/A       -0-     -0-      -0-

<F1>The amounts shown represent assumed rates of  appreciation in the Company's Common Stock. The actual value, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, as well as the option holders' continued employment through the five-year vesting period. There can be no assurance that the value, if any, ultimately realized by the executive will be at or near the values shown above.
<F2>These numbers represent only options granted pursuant to  the
NSOP; there are no stock appreciation rights.


                       Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
                                                Year-End Option/SAR Values

                            Shares                Number of Unexercised         Value of Unexercised
                           Acquired               Options/SARs at Fiscal    In-the-Money Options/SARs at
                              on       Value          Year-End(#)<F1>         Fiscal Year-End ($)<F1>,<F2>
                           Exercise   Realized
           Name               (#)       ($)    Exercisable   Unexercisable  Exercisable  Unexercisable

Anthony  A.  Marnell II      -0-        -0-      310,000        330,000        832,750       141,000
James   A.  Barrett, Jr.     -0-        -0-      122,000         63,000        677,000        70,500
Susan L. Johnson             -0-        -0-        3,000         17,000            -0-           -0-
Roger M. Szepelak            -0-        -0-       15,400         11,600         99,325         7,050
Harlan D. Braaten            -0-        -0-       40,000         25,000        265,875        88,500

<F1>These numbers represent only options granted pursuant  to the
NSOP; there are no stock appreciation rights.
<F2>Based on a closing bid price of $11.875 on December 29, 1995, the last trading day in 1995, minus the option exercise price.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION
COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCK PERFORMANCE CHART ON PAGE 14 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Compensation Committee and Incentive Plan Committee Report on
Executive Compensation

     The  Compensation and Incentive Plan Committees'  philosophy
regarding   executive  compensation  incorporates  the  following
themes:

     -    Compensation should be competitive within the industry.

     - Compensation should provide incentives to management to increase stockholder value.

     - The level of compensation should be directly linked to the level of performance by the Company.

     - The level of compensation should be reflective of the contribution made by the executive officer toward the achievement of the Company's goals.

     - Certain long-term incentives should be included in a compensation package to encourage executive officers to remain with the Company.

     Executive compensation is evaluated at least annually. Similar methodology is followed by both the Compensation and Incentive Plan Committees in arriving at recommendations for executive compensation. Existing compensation levels are reviewed annually and compared with compensation levels of executives in similar capacities with other publicly-held gaming companies. The Company's current financial position and performance for the past year is reviewed, including growth in revenues, operating cash flow generated, and earnings per share. In addition, plans for performance for the upcoming year and future periods are reviewed as to revenue growth and earnings. An evaluation is made as to the degree that the executive, including the Chief Executive Officer, contributes to the achievement of the Company's results and other Company goals.

     Annual salary recommendations are made to insure that the salaries paid to the Company's executive officers are competitive within the gaming industry. Annual bonus recommendations are made to provide a financial reward for individual achievement above Company-wide goals. Long-term incentives are provided through participation in the Incentive Plan. This allows the executive officer to have the opportunity to receive compensation, the amount of which is directly linked to the appreciation of the Company's Common Stock. This component of the executive compensation package is designed to promote a commitment to the Company beyond the short-term.

     Based on a subjective application of the compensation philosophy discussed above, the Compensation Committee established the Chief Executive Officer's 1995 annual salary at $450,000. The Chief Executive Officer did not receive any option grants during 1995 as the Incentive Plan Committee believed that the Chief Executive Officer's existing options and stock ownership were already adequate to encourage Mr. Marnell to increase stockholder value and to remain with the Company. The Compensation Committee recommended a bonus of $112,500 to be paid to the Chief Executive Officer during 1995, which was 25% of his annual salary. The Committee had established a formula in early 1995 that prescribed potential bonuses to be earned by several senior executives, including the Chief Executive Officer, based on the Company's achievement of certain earnings before interest, taxes, depreciation and amortization (EBITDA) targets during 1995. Pursuant to that formula, the Chief Executive Officer could have earned a bonus of up to 60% of his base salary.

              COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE


                March 28, 1996          By:  Thomas Y. Hartley

                                        By:  Peter M. Thomas

Compliance  with  Section 16(a)  of the Securities Exchange Act of
1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of
Common Stock and other equity securities of the Company. Officers, directors and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all reports required under
Section 16(a) were filed as required, except: one report of a change in ownership for one transaction, covering the annual issuance of options for 1,000 shares under the Directors' Plan, was inadvertently filed late by each of John A. Stuart and Thomas
Y. Hartley; one report of a change in ownership for one transaction, covering the initial grant of an option for 20,000 shares under the Directors' Plan, was inadvertently filed late by Peter M. Thomas; and one report of a change in ownership for one transaction, covering the sale of 400 shares held in a 401(k) plan account, was inadvertently filed late by Roger Szepelak.

Stock Performance Chart

     In January 1990, the Company entered the gaming industry with the opening of the Rio. Until December 30, 1991, the Company's business also included commercial real estate operations. Therefore, in order to provide a representative comparison of the Company's stock performance, the following chart compares the cumulative stockholder return on the Company's Common Stock for the last five years with the cumulative return on the Standard & Poors 500 Composite Stock Index, an industry peer group index (based upon companies which are traded on a listed exchange with the same four-digit standard industrial code ("SIC") as the Company (SIC 7990 - Miscellaneous Amusement & Recreation Services)<F1> and for 1991, a commercial real estate industry peer group index of companies which are traded on a listed exchange.<F2> The following chart assumes $100 invested December 31, 1990 in each of the above groups. The total return assumes the reinvestment of dividends.

                    RIO HOTEL & CASINO, INC.
                           Total Return
                  December 1990 - December 1995

                            Dec90     Dec91    Dec92    Dec93    Dec94    Dec 95
S&P 500 Index               100       130.47   140.41   154.56   156.60   215.45
Rio Hotel & Casino, Inc.    100       115.79   426.32   673.68   510.53   500.00
Gaming Peer Group           100       154.00   241.21   362.63   255.67   318.80
Real Estate Peer Group      100       114.89   114.78   161.55   154.75   162.65


<F1>The  companies are as follows:  Alliance Gaming  Corporation,
Argosy Gaming Corporation, Aztar Corporation, Bally Entertainment Corporation, Black Hawk Gaming & Development Company Inc., Boomtown Inc., Caesars World Inc. (until acquired in April 1995), Capital Gaming International Inc., Casino America Inc., Casino Magic Corporation, Circus Circus Enterprises Inc., Full House Resorts Inc., Gaming Corporation of America (until acquired in December 1995), Grand Casinos Inc., Griffin Gaming & Entertainment, Harrah's Entertainment, Inc., Hollywood Casino Corp., International Gaming Management Inc. (until pricing stopped in September 1994), Jackpot Enterprises Inc., Lady Luck Gaming Corporation, Lone Star Casino Corporation, Mirage Resorts Inc., Monarch Casino & Resort, Inc., President Casinos Inc., Santa Fe Gaming Corporation, Sands Regent, Showboat Inc., Station Casinos Inc., and Winners Entertainment Inc.
<F2>The companies  are as follows:  American Real Estate Partners
L.P., Angeles Corporation, Arbor Property Trust, Capital Properties Incorporated, Catellus Development Corporation, C.F. Income Partners L.P., Forest City Enterprises, Inc., Gould Investors, L.P., Grubb and Ellis Company, Hallwood Realty Partners L.P., Intergroup Corporation, Kimco Realty Corporation, Koger Properties Inc., L.T.C. Properties Inc., MHI Group Inc., Midwest Real Estate Shopping Center L.P., Milestone Properties Inc., New Mexico and Arizona Land Company, Omega Health Care
Investors Inc., Pacific Gateway Properties Inc., Pope Resources/Delaware L.P., Roberts Pharmaceutical Corp., Shopco Laurel Centre L.P., South West Property Trust Inc., United Capital Corporation, U.S. Restaurant Properties, Vornado Realty Trust.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

     Anthony A. Marnell II, Chairman of the Board, Chief Executive Officer, and the largest stockholder of the Company, is the controlling stockholder of Marnell Chartered, Austi (formerly Marnell Corrao, Inc.) and Marnell Corrao (formerly Focus 2000, Inc.), and Mr. Marnell holds a majority ownership interest in MCLP, a limited partnership engaged in real estate development. A family corporation controlled by James A. Barrett, Jr., President, Chief Operating Officer, and a director of the Company, is the general partner of MCLP, and Mr. Barrett is Secretary, Treasurer and a director of Austi.

Consulting, Construction, and Architectural Services to and by Affiliates

     Marnell  Chartered, Austi and Marnell Corrao  have  provided construction and design services for various Rio expansion projects. The construction contract for the third Rio tower, completed in March 1995, was for an amount not to exceed $60,511,775; the contract for an addition to the second Rio tower, completed in December 1995, was for an amount not to exceed $18,117,258; and the contract for the fourth Rio tower, scheduled for completion in Spring 1997, is for an amount not to exceed $170,479,805. In the year ended December 31, 1995, the Company paid a total of $47,128,588 in connection with these and other construction contracts. Design contracts for these same projects were in amounts not to exceed $2,496,836, $731,000, and $6,630,000, respectively. In the year ended December 31, 1995, the Company paid a total of $3,889,842 in connection with these and other design contracts.

     The original 1989 Rio construction loan ("Original Loan") required that the Company, Austi, Marnell Corrao Associates, MarCor Partnership, Anthony A. Marnell II and his personal family trust, James A. Barrett, Jr. and Maureen M. Barrett and their family trust, and Marnell Corrao (collectively, the "Loan Guarantors") enter into certain guarantees ("Guarantees") of payment of all obligations under the Original Loan. In February 1989, in consideration of the Guarantees, the Company agreed to pay the Loan Guarantors (excluding Marnell Corrao) $250,000 per year, commencing with the fiscal year ending December 31, 1990 and continuing through the fiscal year ending December 31, 1994, for each year in which the Company's share of net earnings before taxes from the Rio equals or exceeds $900,000.

     The agreement provided for up to a two year extension if the Loan Guarantors did not receive the full $1,250,000 by December 31, 1994. No amounts were paid thereunder for the years ended December 31, 1990 and 1991, and the Loan Guarantors received payments of $250,000 in December 1992, December 1993, December 1994 and December 1995, respectively. The agreement has been extended through December 31, 1996. In the event there is a change in control of the Company, or the Company sells its interest in the Rio, the full remaining unpaid amount will be immediately due and payable to the Loan Guarantors.

Services Provided by Related Parties

     Entities in which John A. Stuart is a principal stockholder and executive officer earned commissions totaling $158,789 for the year ended December 31, 1995, arising out of the acquisition and administration of various insurance coverages by the Company.

     The Company reimbursed Marnell Corrao for certain travel and other expenses advanced on behalf of or supplied to the Company during the year ended December 31, 1995 of approximately $122,393. The Company also retained the real estate brokerage and administration services of Marnell Corrao in connection with the acquisition of various parcels of land. For the year ended December 31, 1995, the Company paid Marnell Corrao $756,035 in brokerage commissions.

Certain Real Estate Transactions with Marnell Corrao

     On December 30, 1991, the Company sold to Marnell Corrao certain non-Rio real estate assets. Marnell Corrao granted a right of first refusal to the Company to operate gaming on one of the properties sold (the "Old Vegas Site") for the lesser of the purchaser's ownership or 120 months. Marnell Corrao also agreed for a period up to 120 months to return 100% of sale proceeds from any subsequent sale of the Old Vegas Site in excess of $7,000,000, less Marnell Corrao's defined holding costs. Marnell Corrao agreed (the "Marnell Corrao Participation Agreement") for a period of up to 48 months to return, on a declining basis, sale proceeds less defined holding costs on certain of the other assets sold which included the general partnership interest in MarCor Green Valley Partnership (as defined below) and the Warehouse Site (as defined below). In order to preserve the ability to develop a casino on the Old Vegas Site without the requirement of building a hotel, as required by certain Nevada legislation, Marnell Corrao advised the Company in June 1992 that Marnell Corrao intended to proceed with development of the Old Vegas Site. Marnell Corrao requested that the Company determine whether it would exercise its right of first refusal. At the time, the Board of Directors determined that the Company did not want to divert its efforts and resources away from the Rio. Therefore, the Company assigned the right of first refusal to Messrs. Barrett and Marnell with a reserved right to assume the assigned interest for reimbursement of expenses incurred in filing the gaming applications and otherwise in connection with this project, plus interest equal to two percent above the prime rate of First Interstate Bank of Nevada, N.A. Messrs. Barrett and Marnell were directed to enter into an agreement with Marnell Corrao and thereafter filed gaming applications with the Nevada Gaming Authorities.

     In April 1994, Marnell Corrao, through a limited partnership ("MarCor Green Valley Partnership"), sold a parcel of unimproved real property ("Green Valley Site") located in Henderson, Nevada. Pursuant to the Marnell Corrao Participation Agreement, the sale of the Green Valley Site resulted in a $966,510 profit participation, net of expenses, paid to the Company. Various issues involving the events prior to and during the sale of the Green Valley Site are the subject of a pending lawsuit between MarCor Green Valley Partnership, Marnell Corrao, the Company and the limited partners of MarCor Green Valley Limited Partnership. A favorable outcome in that litigation may produce additional profit participation to the Company pursuant to the Marnell Corrao Participation Agreement. Since the Company and one of its subsidiaries, as well as Messrs. Marnell and Barrett, are named as parties to the lawsuit, an adverse ruling could produce a damage cost to the Company. However, the agreements under which the Company sold the Green Valley Site to Marnell Corrao contain certain indemnities in favor of a subsidiary of the Company, which may reduce or eliminate such potential cost.

     In May 1995, the Company repurchased from Marnell Corrao approximately one-half of the 125 acre Old Vegas Site for $5,321,925. The purchase price equaled Marnell Corrao's cost plus defined holding costs and was significantly below the independent appraisal valuation. The Company retained a right of first refusal to purchase the other half of the Old Vegas Site from Marnell Corrao and amended the Marnell Corrao Participation Agreement to provide for a 50% participation in the event of a subsequent sale by Marnell Corrao of the remaining half of the site.

     In March 1995, the Company repurchased from Marnell Corrao improved real property adjacent to the Rio (the "Warehouse Site"). The $3,203,191 purchase price was based upon an independent appraisal valuation, less credit for net rental proceeds during the term of the escrow, and profit participation pursuant to the Marnell Corrao Participation Agreement of $496,809.

     The Company believes that the transactions described above are on terms at least as favorable as would have been obtainable from non-related parties. The Company requires that the Audit Committee of the Board of Directors review related party transactions.

Indemnification of Directors and Officers

     Section 78.751 of Chapter 78 of the Nevada Revised Statutes,
Article  XII  of  the  Company's Articles  of  Incorporation  and
Article XIII of the Company's Bylaws contain provisions for indemnification of officers, directors, employees and agents of the Company. The Articles of Incorporation provision requires the Company to indemnify such persons to the full extent permitted by Nevada Law. Each person will be indemnified in any proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interest of the Company. Indemnification would cover expenses, including attorneys' fees, judgments, fines and amounts paid in settlement.

     The Company's Articles of Incorporation also provide that the Company's Board of Directors may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer  or  arising  out  of such status,  whether  or  not  the corporation would have the power to indemnify such person. The Company presently has directors' and officers' liability insurance in effect.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.


                  RATIFICATION OF AMENDMENT TO
    RIO HOTEL & CASINO, INC. 1991 DIRECTORS' STOCK OPTION PLAN

     On January 25, 1996, the Board of Directors amended the Directors' Plan to increase the annual grant of options to non-employee directors from 1,000 shares to 5,000 shares, effective January 1, 1996. Annual option grants under the Directors' Plan are made to non-employee directors on January 1 of each year. After reviewing compensation levels for non-employee directors of comparable gaming companies, the Directors' Plan Committee recommended this change, in lieu of an increase in fees, to further encourage non-employee directors to take a long-term view of the affairs of the Company and to further reward non-employee directors for their services to the Company. The non-employee directors abstained from voting on the approval of the amendment to the Directors' Plan.

     Presently, only three directors, Messrs. Stuart, Hartley and Thomas, are non-employee directors, eligible to receive grants under the Directors' Plan. On January 2, 1996, options to purchase 5,000 shares of Common Stock at an exercise price of $11.875 were granted to each of the non-employee directors, subject to stockholder approval of the Directors' Plan amendment with respect to 4,000 shares. Based on the closing price of the Company's Common Stock on the New York Stock Exchange on February 29, 1996 ($13.75), the aggregate potential immediate benefit to the non-employee directors resulting from stockholder ratification of the amendment to the Director's Plan would be $22,500 ($1.875 x 12,000 shares). If the amendment to the Directors' Plan is ratified, the aggregate annual option grants under the Directors' Plan to those non-employee directors will be 15,000 shares, rather than 3,000 shares as provided under the Directors' Plan prior to the amendment.

     For  a  description of the Directors' Plan, see "Information
Concerning  the Board of Directors and Executive Officers --  Rio
Hotel & Casino, Inc. 1991 Directors' Stock Option Plan."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION
OF THE  AMENDMENT TO THE RIO HOTEL & CASINO, INC. 1991 DIRECTORS'
STOCK OPTION PLAN.

          INTEREST IN CERTAIN MATTERS TO BE ACTED UPON

     The non-employee directors of the Company who are participants in the Directors' Plan, presently Messrs. Stuart, Hartley and Thomas, will benefit from the ratification of the amendment to the Directors' Plan increasing the number of shares automatically granted annually each January 1 to non-employee directors.

                 INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent accountants are Arthur Andersen LLP. Arthur Andersen LLP has audited the Company's books since 1988, and is expected to have a representative present at the stockholders' meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

     The Company has not yet formally engaged an accountant to audit the Company's financial statements for the year ended
December 31, 1996.

                        VOTING PROCEDURES

     A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board of Directors and voting "FOR" the amendment to the Directors' Plan is sufficient to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" the election of the nominees to the Board of Directors and the ratification of amendment to the Directors' Plan.
Neither the Company's Articles, Bylaws, nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

     The Company will appoint three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other act which may be proper to conduct the election or vote with fairness to all stockholders.

               1997 ANNUAL MEETING OF STOCKHOLDERS

     The next annual meeting of stockholders will be held on or about May 21, 1997. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Exchange Act and must submit the proposal to the Company and such proposal must be received no later than December 6, 1996.

                         OTHER BUSINESS

     The Board of Directors does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that connection will use their discretion and vote all proxies in accordance with their judgment.

     The Company's 1995 Annual Report to Stockholders, including financial statements for the twelve months ended December 31, 1995, accompanies these proxy materials, which are being mailed to all stockholders of the Company as of April 4, 1996.

                              By order of the Board of Directors,


                              /s/ Susan L. Johnson
                              Susan L. Johnson
                              Secretary

Dated:  April 5, 1996

THE COMPANY'S ANNUAL REPORT ON SEC FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO THE COMPANY AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF APRIL 4, 1996.

REQUESTS SHOULD BE ADDRESSED TO:

               Rio Hotel & Casino, Inc.
               Attention:  Susan L. Johnson, Secretary
               3700 West Flamingo Road
               Las Vegas, Nevada 89103

                    RIO HOTEL & CASINO, INC.
     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 23, 1996
               SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Rio Hotel & Casino, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the annual meeting of stockholders of the Company to be held at the Grand Sugarloaf Room, Rio Suite Hotel & Casino, Las Vegas, Nevada, on Thursday, May 23, 1996, at 10:00 o'clock in the morning, local time, and hereby appoints Anthony A. Marnell II and James A. Barrett, Jr., and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

                 (To be signed on Reverse Side)

(1)  Election of Directors:         FOR            WITHHELD
                                    [ ]               [ ]

     NOMINEES:  Anthony A. Marnell II, James A. Barrett, Jr.,
      John A. Stuart, Thomas Y. Hartley and Peter M. Thomas

          (INSTRUCTION:  to withhold authority to vote
      for any individual nominee, write that nominee's name
                  on the space provided below):

      _____________________________________________________

(2)  Approve  and  ratify  an  amendment  to  the  Company's 1991
Directors' Stock Option Plan.

        For [ ]         Against [ ]          Abstain [ ]

(3) In their discretion, upon such other matters as may properly come before the annual meeting.

        For [ ]         Against [ ]          Abstain [ ]

The shares represented by this proxy will be voted as specified. If no specification is made, the shares represented by this proxy will be voted in favor of all nominees listed, in favor of approval and ratification of an amendment to the Company's 1991 Directors' Stock Option Plan and in the discretion of the proxies, on other matters that may properly come before the annual meeting.


SIGNATURE(s) ____________________________  DATE _________________



NOTE:  PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS.
Date  the  Proxy in the space provided.   If  shares  are
held  in the name of two or more persons, all must  sign.
When   signing   as  attorney,  executor,  administrator,
trustee,  or  guardian,  give full  title  as  such.   If
signer is a corporation, sign full corporate name by duly authorized officer.